UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 29, 2007
G REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-50261 (Commission File Number)	52-2362509 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
ITEM 7.01 Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES
Exhibit Index
EXHIBIT 99.1

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
Pursuant to our plan of liquidation, which was approved by our stockholders on February 27, 2006, we sold the following properties on the dates indicated below.
Disposition of 824 Market Street
On May 16, 2007, we entered into an agreement, as amended, for the sale of the 824 Market Street property located in Wilmington, Delaware to tenant in common, or TIC, investors managed by Triple Net Properties, LLC, or our Advisor, a wholly-owned subsidiary of NNN Realty Advisors, Inc., for a sales price of $37,000,000. On June 29, 2007, we sold the 824 Market Street property. Our net cash proceeds were $16,636,000 after payment of the related mortgage loan, closing costs and other transaction expenses, and the return of lender required reserves and collateral account. A property disposition fee of $648,000, or 1.8% of the sales price, was paid to Triple Net Properties Realty, Inc., or Realty, also a wholly-owned subsidiary of NNN Realty Advisors, Inc.
Disposition of North Belt Corporate Center
On May 11, 2007, we entered into an agreement for the sale of the North Belt Corporate Center property located in Houston, Texas to Younan Properties, Inc., an unaffiliated third party, for a sales price of $17,750,000. On June 29, 2007, we sold the North Belt Corporate Center property. Our net cash proceeds were $6,952,000 after payment of the related mortgage loan, closing costs and other transaction expenses, and the return of lender required reserves and collateral account. A property disposition fee of $266,000, or 1.5% of the sales price, was paid to Realty. A sales commission of $352,000, or 2.0% of the sales price, was also paid to an unaffiliated broker.
ITEM 7.01 Regulation FD Disclosure.
On July 3, 2007, we issued a Press Release announcing the sale of 824 Market Street to TIC investors managed by our Advisor for a sales price of $37,000,000 and North Belt Corporate Center to Younan Properties, Inc., an unaffiliated third party for a sales price of $17,750,000.
A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
I.	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of March 31, 2007 (Liquidation Basis)

II.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Three Months Ended March 31, 2007 (Liquidation Basis)

III.	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2006 (Liquidation Basis)
G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 824 Market Street and North Belt Corporate Center properties, or collectively, the Properties, been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our December 31, 2006 Annual Report on Form 10-K and our March 31, 2007 Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statement of net assets as of March 31, 2007 (liquidation basis) is presented as if the dispositions of the Properties had occurred on March 31, 2007.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the three months ended March 31, 2007 (liquidation basis) is presented as if the dispositions of the Properties had occurred on January 1, 2006.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2006 (liquidation basis) is presented as if the dispositions of the Properties had occurred on January 1, 2006.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of March 31, 2007
(Unaudited — Liquidation Basis)

			Sale of North Belt
	Company	Sale of 824 Market	Corporate Center	Company
	Historical (A)	Street Property (B)	Property ( C)	Pro Forma
ASSETS
Real estate investments:
Real estate held for sale	$223,588,000	$(35,018,000)	$(16,338,000)	$172,232,000
Investments in unconsolidated real estate	16,020,000	—	—	16,020,000

	239,608,000	(35,018,000)	(16,338,000)	188,252,000

Cash and cash equivalents	147,870,000	16,480,000	6,910,000	171,260,000
Restricted cash	6,262,000	(587,000)	(776,000)	4,899,000
Accounts receivable, net	3,870,000	—	—	3,870,000
Accounts receivable from related parties	453,000	—	—	453,000
Asset for estimated receipts in excess of estimated costs during liquidation	1,886,000	54,000	(121,000)	1,819,000

Total assets	399,949,000	(19,071,000)	(10,325,000)	370,553,000

LIABILITIES

Mortgage loans payable secured by properties held for sale	102,226,000	(18,296,000)	(9,740,000)	74,190,000
Accounts payable and accrued liabilities	9,409,000	(82,000)	(130,000)	9,197,000
Accounts payable due to related parties	1,692,000	—	—	1,692,000
Security deposits and prepaid rent	1,779,000	(71,000)	(19,000)	1,689,000

Total liabilities	115,106,000	(18,449,000)	(9,889,000)	86,768,000

Commitments and contingencies	—	—	—	—

Net assets in liquidation	$284,843,000	$(622,000)	$(436,000)	$283,785,000	(F)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Three Months Ended March 31, 2007
(Unaudited — Liquidation Basis)

Sale of North Belt
Company	Sale of 824 Market	Corporate Center	Company Pro
Historical (A)	Street Property (E)	Property (E)	Forma
Net assets in liquidation, beginning of period	$288,739,000	$(629,000)	$(80,000)	$288,030,000

Changes in net assets in liquidation:
Changes to asset for estimated receipts in excess of estimated costs during liquidation:
Operating income	(3,078,000)	407,000	36,000	(2,635,000)
Distributions received from unconsolidated properties	(237,000)	—	—	(237,000)
Payments of liquidation costs and other amounts	1,977,000	(776,000)	(264,000)	937,000
Change in estimated receipts in excess of estimated costs during liquidation	183,000	(213,000)	(177,000)	(207,000)

Change to asset for estimated receipts in excess of estimated costs during liquidation	(1,155,000)	(582,000)	(405,000)	(2,142,000)

Change in fair value of assets and liabilities:
Change in fair value of real estate investments	944,000	—	(478,000)	466,000
Change in assets and liabilities due to activity in asset for estimated receipts in excess of estimated costs during liquidation	1,338,000	369,000	228,000	1,935,000

Net increase in fair value	2,282,000	369,000	(250,000)	2,401,000

Liquidating distributions to stockholders	(5,023,000)	—	—	(5,023,000)

Change in net assets in liquidation	(3,896,000)	(213,000)	(655,000)	(4,764,000)

Net assets in liquidation, end of period	$284,843,000	$(842,000)	$(735,000)	$283,266,000	(F)

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

G REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2006
(Unaudited — Liquidation Basis)

			Sale of North Belt
	Company	Sale of 824 Market	Corporate Center
	Historical (D)	Street Property (E)	Property (E)	Company Pro Forma
Net assets in liquidation, beginning of period	$453,459,000	$(13,000)	$932,000	$454,378,000

Changes in net assets in liquidation:
Changes to liability for estimated costs in excess of estimated receipts during liquidation:
Operating income	(25,716,000)	1,012,000	19,000	(24,685,000)
Distributions received from unconsolidated properties	(1,388,000)	—	—	(1,388,000)
Payments of liquidation costs and other amounts	12,501,000	(540,000)	(673,000)	11,288,000
Distributions to stockholders	8,235,000	—	—	8,235,000
Change in estimated costs in excess of estimated receipts during liquidation	10,928,000	104,000	(914,000)	10,118,000

Change to liability for estimated costs in excess of estimated receipts during liquidation	4,560,000	576,000	(1,568,000)	3,568,000

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	(132,000)	—	—	(132,000)
Change in fair value of real estate investments	17,266,000	(720,000)	(98,000)	16,448,000
Change in assets and liabilities due to activity in liability for estimated costs in excess of estimated receipts during liquidation	6,368,000	(472,000)	654,000	6,550,000

Net increase in fair value	23,502,000	(1,192,000)	556,000	22,866,000

Liquidating distributions to stockholders	(192,782,000)	—	—	(192,782,000)

Change in net assets in liquidation	(164,720,000)	(616,000)	(1,012,000)	(166,348,000)

Net assets in liquidation, end of period	$288,739,000	$(629,000)	$(80,000)	$288,030,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2007 and For the Three Months Ended March 31, 2007
and the Year Ended December 31, 2006
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	As reported in our March 31, 2007 Quarterly Report on Form 10-Q.

(B)	Adjustments have been made for the sale of the 824 Market Street property to TIC investors managed by our Advisor for $37,000,000, and therefore our real estate held for sale would have been decreased by the amount related to the 824 Market Street property. We would have received pro forma net cash proceeds of $16,480,000, after return of the reserves and the collateral account of $587,000, payment of the mortgage loan balance of $18,296,000, accrued interest of $82,000 and payment of security deposits and prepaid rent of $71,000 as of March 31, 2007, and closing costs and other transaction expenses. As a result of the pro forma sale as of March 31, 2007, the asset for estimated receipts in excess of estimated costs during liquidation would have been increased by $54,000.

(C)	Adjustments have been made for the sale of the North Belt Corporate Center property to an unaffiliated third party for $17,750,000, and therefore our real estate held for sale would have been decreased by the amount related to the North Belt Corporate Center property. We would have received pro forma net cash proceeds of $6,910,000, after return of the reserves and the collateral account of $776,000, payment of the mortgage loan balance of $9,740,000, accrued interest and property taxes of $130,000 and payment of security deposits and prepaid rent of $19,000 as of March 31, 2007, and closing costs and other transaction expenses. As a result of the pro forma sale as of March 31, 2007, the asset for estimated receipts in excess of estimated costs during liquidation would have been decreased by $121,000.

(D)	As reported in our December 31, 2006 Annual Report on Form 10-K.

(E)	These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the Properties. The unaudited pro forma condensed consolidated statements of changes in net assets are presented as if the dispositions of the Properties had occurred on January 1, 2006. The pro forma results include the estimated net sales proceeds for the sales of the Properties as if they closed on January 1, 2006.

(F)	The unaudited pro forma condensed consolidated statements of changes in net assets for the three months ended March 31, 2007 is presented as if the dispositions of the Properties had occurred on January 1, 2006. The unaudited pro forma condensed consolidated statement of net assets as of March 31, 2007 is presented as if the dispositions of the Properties had occurred on March 31, 2007. As such, there is a difference in the net assets in liquidation as of March 31, 2007 between the two statements.
(d) Exhibits.

No.	Description
99.1	Press Release dated July 3, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.
Date: July 3, 2007	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President

Exhibit Index

No.	Description
99.1	Press Release dated July 3, 2007